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                SELECT DIMENSIONS ASSETMANAGER (SERIES I AND IR)
                             SEPARATE ACCOUNT THREE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                       SUPPLEMENT DATED SEPTEMBER 26, 2002
 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 5, 2002


Pursuant to shareholder approval, the North American Government Securities Portfolio and Emerging Markets Portfolio of the Morgan Stanley Select Dimensions Investment Series were liquidated as of the close of the New York Stock Exchange on September 25, 2002. All information relating to the North American Government Securities Portfolio, North American Government Securities Sub-Account, Emerging Markets Portfolio and Emerging Markets Sub-Account are removed from the prospectus and Statement of Additional Information.



  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3889
333-52707